Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
13.	Subsequent Events

The outbreak of coronavirus (COVID-19) in January 2020 resulted in an interruption to the normal business operations. Management is evaluating the impact and developing actions plan to minimize the effect of the COVID-19 pandemic and to recover business as soon as possible.

There is no other subsequent events have occurred that would require recognition or disclosure in the financial statements.

14.	Subsequent Events

The outbreak of coronavirus (COVID-19) in January 2020 resulted in interruption of business activities which adversely affected the Company’s operations. Management is evaluating the impact and developing actions plan to minimize the effect of the COVID-19 pandemic and to recover business as soon as possible.

There is no other subsequent events have occurred that would require recognition or disclosure in the financial statements.